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Exhibit 10.5

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 31, 2023 (this “Fourth Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”, and together with US Top Borrower and US Borrower, the “Term Borrowers”), the Revolving Borrowers party hereto (together with the Term Borrowers, the “Borrowers”), the Loan Guarantors party hereto, each financial institution identified on the signature pages hereto as a “Fourth Amendment Incremental Revolving Lender” (collectively, the “Fourth Amendment Incremental Revolving Lenders”), the other Lenders party hereto and Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”). Capitalized terms not otherwise defined in this Fourth Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 5, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of November 30, 2021, as further amended by that certain Second Amendment to Credit Agreement dated as of December 3, 2021, as further amended by that certain Third Amendment to Credit Agreement, dated as of August 31, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and in effect on the date hereof, together with all exhibits and schedules attached thereto, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Borrowers, the Fourth Amendment Incremental Revolving Lenders and the Administrative Agent, have agreed to amend the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 2.22 of the Amended Credit Agreement, the Borrower Representative has requested that the Initial Revolving Credit Commitments be increased by $120,000,000 (the “Fourth Amendment Revolver Increase”) and the Fourth Amendment Incremental Revolving Lenders have agreed to provide Incremental Revolving Commitments in respect of the entire amount of such Fourth Amendment Revolver Increase (the “Fourth Amendment Incremental Revolving Commitment”, and the Incremental Revolving Loans provided pursuant thereto, the “Fourth Amendment Incremental Revolving Loans”);

WHERAS, the Borrower Representative has requested that the Administrative Agent agree to make certain other amendments to the Existing Credit Agreement to effectuate the Fourth Amendment Incremental Revolving Commitment, and the Administrative Agent, Holdings and the Borrowers have agreed, subject to the terms and conditions hereinafter set forth, to make such other amendments to the Existing Credit Agreement as set forth herein;

WHEREAS, the Fourth Amendment Incremental Revolving Lenders have committed to provide the percentage of the entire amount of the Fourth Amendment Incremental Revolving Loans set forth opposite its name on Schedule 1 hereto; and

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NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Fourth Amendment Incremental Revolving Commitment.

(a) Subject to the terms and conditions set forth herein, at the Fourth Amendment Effective Date, the Fourth Amendment Incremental Revolving Lenders commit to provide the Fourth Amendment Incremental Revolving Commitment in an aggregate principal amount equal to such Fourth Amendment Incremental Revolving Lender’s Fourth Amendment Incremental Revolving Commitment as set forth opposite such Fourth Amendment Incremental Revolving Lender’s name on Schedule 1 hereto.

(b) After giving effect to the Fourth Amendment Effective Date, the Initial Revolving Commitments on Schedule 1.01(a) to the Existing Credit Agreement shall be amended and restated as set forth on Schedule 2 hereto under the heading “Amended Schedule 1.01(a)” on the same terms and conditions as the Initial Revolving Commitments.

(c) Upon the effectiveness of this Fourth Amendment on the Fourth Amendment Effective Date, the Fourth Amendment Incremental Revolving Commitments shall constitute “Initial Revolving Credit Commitments” under the Existing Credit Agreement, and each Fourth Amendment Incremental Revolving Loan will constitute an “Initial Revolving Loan” under the Existing Credit Agreement.

(d) If any Revolving Loans or Swingline Loans are outstanding or any Letters of Credit are issued on the Fourth Amendment Effective Date, the Fourth Amendment Incremental Revolving Lenders agree to purchase its pro rata share of any outstanding Revolving Loans and purchase participations in any outstanding Swingline Loans and issued Letters of Credit, in each case in an amount equal to such Fourth Amendment Incremental Revolving Lender’s Applicable Percentage of such outstanding Revolving Loans, outstanding Swingline Loans or issued Letters of Credit, in each case, in accordance with Section 2.22(f)(i) of the Credit Agreement.

(e) For the avoidance of doubt, following the effectiveness of this Fourth Amendment, the Fourth Amendment Incremental Revolving Commitment shall constitute Initial Revolving Loans and shall constitute a single Class of Revolving Loans with the Initial Revolving Loans in effect immediately prior to this Fourth Amendment for all purposes of the Amended Credit Agreement and the other Loan Documents.

(f) For the avoidance of doubt, the Fourth Amendment Incremental Revolving Lenders shall have a commitment to issue Letters of Credit under the Credit Agreement in an aggregate amount at least equal to the product of (a) their pro rata share of the Total Revolving Credit Commitment and (b) the Letter of Credit Sublimit.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the satisfaction of all conditions precedent set forth in Section 3 below, on and after the Fourth Amendment Effective Date:

(a) the Existing Credit Agreement is amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~) and to add (x) the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (y) the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in the form of Amended Credit Agreement attached as Annex I hereto;

(b) Schedule 1.01(a) to the Existing Credit Agreement shall be amended and restated as set forth in on Schedule 2 hereto under the heading “Amended Schedule 1.01(a)”; and

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(c) Schedule 1.01(d) to the Existing Credit Agreement shall be amended and restated as set forth on Schedule 3 hereto under the heading “Amended Schedule 1.01(d)”.

SECTION 3. Conditions.

(a) Conditions to Effectiveness of the Amendments. The effectiveness of this Fourth Amendment is subject to the satisfaction (or waiver) of the following conditions (the time at which such conditions are satisfied or waived, the “Fourth Amendment Effective Date”):

(i) this Fourth Amendment shall have been duly executed by each Loan Party, the Administrative Agent, the Fourth Amendment Incremental Revolving Lenders, each Issuing Bank and the Swingline Lender (which may include a copy transmitted by facsimile or other electronic method);

(ii) the Administrative Agent (or its counsel) shall have received, on behalf of the Fourth Amendment Incremental Revolving Lenders on the Fourth Amendment Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, dated as of the Fourth Amendment Effective Date and addressed to the Administrative Agent and the Fourth Amendment Incremental Revolving Lenders;

(iii) the Administrative Agent shall have received, on behalf of the Fourth Amendment Incremental Revolving Lenders, a certificate of a Responsible Officer of each Borrower (or the Borrower Representative on its respective behalf), dated as of the Fourth Amendment Effective Date, which shall (i) certify that (A) attached thereto is a true and complete copy of the resolutions, written consent or extract of minutes of a meeting, as applicable, of the board of directors or similar governing body of such Borrower authorizing the execution, delivery and performance of this Fourth Amendment, and (B) such resolutions or written consent have not been modified, rescinded or amended and are in full force and effect and (ii) certify that either (A)(1) attached thereto is a true and complete copy of (x) the certificate of incorporation (or equivalent governing document) of such Borrower and (y) the by-laws (or similar governing document) of such Borrower and (2) such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendment thereto as of such date) or (B) the certificate of incorporation (or similar governing document) and bylaws (or similar governing document) of such Borrower have not been amended, repealed, modified or restated since the delivery of the certificate described in Section 4.01(d) of the Existing Credit Agreement;

(iv) [reserved];

(v) the representations and warranties of each Loan Party in Section 4 shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods;

(vi) no Default or Event of Default exists on the Fourth Amendment Effective Date or would result from the Initial Incremental Transactions (as defined in that certain Second Amended and Restated Incremental Commitment Letter, dated as of January 14, 2023, by and among the Borrower Representative and the Project Grace Arrangers (the “Project Grace Commitment Letter”));

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(vii) prior to or substantially concurrently with the Fourth Amendment Effective Date, the Borrower Representative shall have paid to the Administrative Agent, for distribution to each applicable Fourth Amendment Incremental Revolving Lender, (a) all fees required to be paid by the Borrower Representative on the Fourth Amendment Effective Date pursuant to the Project Grace Fee Letter, and (b) all expenses required to be paid on the Fourth Amendment Effective Date pursuant to the Project Grace Commitment Letter, in the case of this clause (b), to the extent invoiced at least three Business Days prior to the Fourth Amendment Effective Date, or such later date to which the Borrower Representative may agree;

(viii) the Administrative Agent shall have received, on behalf of the Fourth Amendment Incremental Revolving Lenders, a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (v) and (vi) of this Section 3(a);

(ix) the Administrative Agent shall have received, on behalf of the Fourth Amendment Incremental Revolving Lenders, the following financial information:

(a)

the audited consolidated balance sheet of Grace as of December 31, 2021 and December 31, 2020 and the related audited statements of income and cash flows of Grace for the fiscal years ended on such dates (together with the notes and schedules thereto);

(b)

the unaudited consolidated balance sheet of Grace as of March 31, 2022 and the related unaudited statements of income and cash flows of Grace for the 3 months ended March 31, 2022 (together with the notes and schedules thereto);

(c)

the unaudited consolidated balance sheet of Grace as of June 30, 2022 and the related unaudited statements of income and cash flows of Grace for the 6 months ended June 30, 2022 (together with the notes and schedules thereto);

(d)

a pro forma consolidated balance sheet and a related consolidated statement of income of Intermediate Dutch Holdings as of and for, as applicable, the 12-month period ended on June 30, 2022, prepared in good faith after giving pro forma effect to the Transactions (as defined in the Project Grace Commitment Letter), as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income);

provided, that no financial statement or pro forma financial statement will be required to include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)). The Administrative Agent hereby acknowledges and agrees that it has received the financial statements described in this Section 3(a)(ix).

(x) the Administrative Agent shall have received, on behalf of the Fourth Amendment Incremental Revolving Lenders, at least three Business Days prior to the Fourth Amendment Effective Date, (i) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (ii) to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification for such Borrower regarding beneficial ownership in relation to such Borrower, in each case of clauses (i) and (ii), that has been reasonably requested by any Lender in writing at least 10 Business Days in advance of the Fourth Amendment Effective Date; and

(xi) the Administrative Agent shall have received, on behalf of the Fourth Amendment Incremental Revolving Lenders, a solvency certificate executed by the chief financial officer (or other officer with reasonably equivalent responsibilities) of Intermediate Dutch Holdings substantially in the form attached to the Project Grace Commitment Letter.

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SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Fourth Amendment, each Borrower hereby make the representations and warranties in Article 3 of the Credit Agreement and each other Loan Document to the Administrative Agent and the Lenders party hereto, in each case on and as of the Fourth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Fourth Amendment does not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents.

(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the Fourth Amendment Effective Date, this Fourth Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Fourth Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Fourth Amendment.

(d) On and after the Fourth Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) this Fourth Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument and (iii) the amendments constituted by this Fourth Amendment shall, collectively, constitute an “Incremental Facility Amendment” under and as defined in the Existing Credit Agreement.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 6. Amendments; Execution in Counterparts; Severability.

(a) This Fourth Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 2.22 and Section 9.02 of the Amended Credit Agreement; and

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(b) To the extent any provision of this Fourth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Fourth Amendment in any jurisdiction.

SECTION 7. Administrative Agent. The Borrower Representative acknowledges and agrees that Bank of America, in its capacity as administrative agent under the Existing Credit Agreement, will serve as Administrative Agent under the Amended Credit Agreement.

SECTION 8. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS FOURTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FOURTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only, are not part of this Fourth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Fourth Amendment.

SECTION 10. Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and each such counterpart, taken together, shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person. It is understood and agreed that the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect, (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement, including, without limitation, the Fourth Amendment Incremental Revolving Loans, (v) agrees that the Obligations include, among other things and without limitation, the payment of any principal or interest the Fourth Amendment Incremental Revolving Loans and (vi) nothing contained in this Fourth Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Justin Nuccio
Name:	Justin Nuccio
Title:	Director

By:	/s/ Leonard Kruimer
Name:	Leonard Kruimer
Title:	Director

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Frank Wanschers
Name:	Frank Wanschers
Title:	Director A

By:	/s/ Mick Hoogwoud
Name:	Mick Hoogwoud
Title:	Director B

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Jim Peck
Name:	Jim Peck
Title:	Chief Executive Officer

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER INC.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

[Signature Page to Fourth Amendment to Credit Agreement]

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A REVOLVING BORROWER:

NIELSEN CONSUMER LLC

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur—Under powers of attorney from Indy Dutch Bidco B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

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SUBSIDIARY GUARANTORS:

NIELSEN CONSUMER, INC.
NIELSEN PRECIMA, LLC.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur
Title:	Senior Vice President and Treasurer

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from The Nielsen Company (Europe) SÀRL and Nielsen Consumer LLC
Title:	Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from
TNC Europe B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

NIELSEN SUB HOLDINGS I B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from NielsenIQ Sub Holdings I B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

AC NIELSEN (NEDERLAND) B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from AC Nielsen (Nederland) B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

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NIELSEN PRECIMA B.V.

By:	/s/ Svetlana Vinokur
Name:	Svetlana Vinokur – Under powers of attorney from Nielsen Precima B.V. and Nielsen Consumer LLC
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Henry Pennell
	Name:	Henry Pennell
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

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BANK OF AMERICA, N.A., as Administrative Agent, a Fourth Amendment Incremental Revolving Lender, Issuing Bank and the Swingline Lender

By:	/s/ Chris Mathis
	Name:	Chris Mathis
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

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JPMORGAN CHASE BANK, N.A., as a Revolving Lender, a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Suzanne Ergastolo
	Name:	Suzanne Ergastolo
	Title:	Executive Director

[Signature Page to Fourth Amendment to Credit Agreement]

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UBS AG, STAMFORD BRANCH, as a Revolving Lender, a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Danielle Calo
Name:	Danielle Calo
Title:	Associate Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

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ROYAL BANK OF CANADA, as a Revolving Lender, a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Alfonse Simone
Name:	Alfonse Simone
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Lender, a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Curtis F. Vega
Name:	Curtis F. Vega
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

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MUFG BANK, LTD., as a Revolving Lender, a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Michael Campbell
Name:	Michael Campbell
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

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BNP PARIBAS, as a Revolving Lender, a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ David Berger
Name:	David Berger
Title:	Managing Director

By:	/s/ Michael O’Brien
Name:	Michael O’Brien
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

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BANK OF MONTREAL, as a Revolving Lender, a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Aaron Wenger
Name:	Aaron Wenger
Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement]

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Lender, a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Andrew M. Hensley
Name:	Andrew M. Hensley
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

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STANDARD CHARTERED BANK, as a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ Deven Sthankiya
Name:	Deven Sthankiya
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

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BANCO SANTANDER, S.A., as a Fourth Amendment Incremental Revolving Lender and an Issuing Bank

By:	/s/ JOSE MARÍA SEGOVIA MARTÍN
Name:	JOSE MARÍA SEGOVIA MARTÍN
Title:	ATTORNEY

By:	/s/ LUZ LOPEZ DE ALDA
Name:	LUZ LOPEZ DE ALDA
Title:	ATTORNEY

[Signature Page to Fourth Amendment to Credit Agreement]

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BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Warren Veech III
Name:	Warren Veech III
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Vice President

By:	/s/ Suzan Onal
Name:	Suzan Onal
Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement]

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WELLS FARGO BANK, N.A., as a Revolving Lender

By:	/s/ Sid Khanolkar
Name:	Sid Khanolkar
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Hunter Simensen
Name:	Hunter Simensen
Title:	Duly Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

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MIZUHO BANK, LTD., as a Revolving Lender

By:	/s/ John Davies
Name:	John Davies
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

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SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender

By:	/s/ Paul Dellova
Name:	Paul Dellova
Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement]

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Victoria Roberts
Name:	Victoria Roberts
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]